Exhibit 10.1

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****].  A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

GOOGLE SERVICES AGREEMENT

COMPANY INFORMATION

COMPANY: Demand Media, Inc.
	Business Contact:	Legal Contact:	Technical Contact:
Name:	Parker Morse	Daniel Weinrot
Title:	SVP, Platform Revenue	SVP, AGC, Legal
Address, City, State, Postal Code:	1655 26th Street Santa Monica, CA 90404	1655 26th Street Santa Monica, CA 90404
Phone:	(310) 656-6276	(310) 917-9479
Email:	Parker.Morse@demandmedia.com	legalnotices@demandmedia.com

TERM

TERM: Starting on November 1, 2014 (“Effective Date”) and continuing through October 31, 2016.

SEARCH SERVICES

☒ WEBSEARCH SERVICE (“WS”)	Search Fees
Sites approved for WS: [*****] [*****] [*****] [*****] [*****] [Approved Client Applications for WS: ]	[*****]/[*****] Requests for Search Results Sets

Confidential material redacted and filed separately with the Securities and Exchange Commission.

☒ CUSTOM SEARCH ENGINE (“CSE”)	Search Fees
Sites approved for CSE: [*****] [*****] [*****] [*****] [*****] [Approved Client Applications for CSE: ]	[*****]/[*****] Requests for Search Results Sets

ADVERTISING SERVICES

☒ ADSENSE FOR SEARCH (“AFS”)	AFS Revenue Share Percentage	AFS Deduction Percentage
Sites approved for AFS: [*****] [*****] [*****] [*****] [*****]	See Exhibit A	[*****]%

☒ ADSENSE FOR CONTENT (“AFC”)	AFC Revenue Share Percentage	AFC Deduction Percentage
Sites approved for AFC: [*****] [*****] [*****] [*****] [*****]	See Exhibit B	[*****]%

☒ GOOGLE DOUBLECLICK AdX SERVICE (“AdX”)	AdX Revenue Share Percentage	Transaction Fee for Client- Managed Buyers
Sites for AdX: See Section 1.43(b) below	General Pricing: See Exhibit C [*****] [*****]	[*****]% of Client-Managed Revenues (as defined below)

Confidential material redacted and filed separately with the Securities and Exchange Commission.

CURRENCY (subject to Section 12.3(b)

☐AUD ☐ CAD ☐ EUR ☐ GBP	☐ JPY ☐ KRW ☒ USD ☐ Other

This Google Services Agreement (“Agreement”) is entered into by Google Inc. (“Google”) and Demand Media, Inc. (“Company”) and is effective as of the Effective Date.

1.   Definitions.  In this Agreement:

1.1.   “Ad” means an individual advertisement provided through the applicable Advertising Service.

1.2.   “Ad Deduction” means, for each of the Advertising Services, for any period during the Term, the Deduction Percentage (listed on the front pages of this Agreement) of Ad Revenues.

1.3.   “Ad Revenues” means, for any period during the Term, revenues that are recognized by Google in connection with Company’s use of the applicable Advertising Service and attributed to Ads in that period, provided that, with respect to AdX, “Ad Revenues” means for any period during the Term and for each AdX transaction type, the sum of the AdX Transaction Prices in that period.  With respect to AdX, Ad Revenues do not include Client-Managed Revenues.  Notwithstanding the forgoing, if advertisers buy Ads at a fixed or aggregated price, then Ad Revenues for those Ads will be calculated as if such advertisers had paid the final price for the provision of the Ad in accordance with the applicable definition above.

1.4.   “Ad Set” means a set of one or more Ads.

1.5.   “Advertising Services” means the advertising services selected on the front pages of this Agreement.

1.6.   “AdX Guidelines” means the guidelines applicable to AdX and located at the following URL: https://www.google.com/adxseller/adx/static/en_US/guidelines.html (or a different URL Google may provide to Company from time to time).

1.7.   “AdX Transaction Price” means, in an AdX transaction, the final price for the provision of the Ad.

1.8.   “AFC RPM” means AFC Ad Revenues [*****].

1.9.   “Affiliate” means any entity that directly or indirectly controls, is controlled by or is under common control with, a party.

1.10. “Alternative Search Queries” means alternative search queries as approved by Google in writing and described in the Google Program Guidelines.

1.11. “Approved Client Application” means any Client Application approved by Google for the purpose of accessing a Service.

1.12. “Brand Features” means each party’s trade names, trademarks, logos and other distinctive brand features.

1.13. “Client Application” means any application, plug-in, helper, component or other executable code that runs on a user’s computer.

1.14. “Client Application Guidelines” means the policy guidelines applicable to the Approved Client Application(s) as provided by Google to Company from time to time.

1.15. “Client-Managed Accounts” means Company’s accounts with Client-Managed Buyers that are related to the AdX Service.

Confidential material redacted and filed separately with the Securities and Exchange Commission.

1.16. “Client-Managed Buyer” means a purchaser of advertising inventory on the Sites from whom Company is responsible for collection of payment and with whom Company has a separate contractual relationship, as indicated by Company through the AdX user interface (including, if applicable, Google acting as purchaser, for example, via an AdSense service).

1.17. “Client-Managed Revenues” means, for any period during the Term, the total amount payable to Company by Client-Managed Buyers for the sale of advertising inventory on the Sites, as calculated by Google from data retrieved from Client-Managed Accounts in that period.

1.18. “Company Content” means any content served to End Users by Company that is not provided by Google.

1.19. “Company Partner” means for Sites participating in AdX, (i) the owner (if not Company) of those Sites, (ii) the third party co-branding the Sites with Company, or (iii) the third party for whom Company is white labeling the Sites.

1.20. “Confidential Information” means information that one party (or an Affiliate) discloses to the other party under this Agreement, and that is marked as confidential or would normally be considered confidential information under the circumstances.  It does not include information that the recipient already knew, that becomes public through no fault of the recipient, that was independently developed by the recipient, or that was lawfully given to the recipient by a third party.

1.21. “CSE Branding Guidelines” means the brand treatment guidelines applicable to CSE and located at the following URL: http://google.com/coop/docs/cse/branding.html (or a different URL Google may provide to Company from time to time).

1.22. “Desktop AFS Ads” means AFS Ads that are displayed in response to Search Queries submitted by End Users not using Mobile Devices or Tablet Devices.

1.23. “End Users” means individual human end users of a Site or Approved Client Application.

1.24. “Equivalent Ads” means any third party or Company sourced advertisements that are the same as or substantially similar in nature to the AFS Ads.

1.25. “Google Branding Guidelines” means the brand treatment guidelines applicable to the Services and located at the following URL: http://www.google.com/wssynd/02brand.html (or a different URL Google may provide to Company from time to time.

1.26. “Google Program Guidelines” means the policy and implementation guidelines applicable to the Services and as provided by Google to Company from time to time.

1.27. “Intellectual Property Rights” means all copyrights, moral rights, patent rights, trademarks, rights in or relating to Confidential Information and any other intellectual property or similar rights (registered or unregistered) throughout the world.

1.28. “Metadata Content” means metadata, profile page content, ratings, reviews, Nickname(s) and comments provided by Company for CSE.

1.29. “Mobile Devices” means mobile devices, as determined by Google in its sole discretion consistent with the mobile device definitions used by Google for advertiser reporting, pricing, and feature serving.

1.30. “Mobile AFS Ads” means AFS Ads displayed in response to Search Queries submitted by End Users using Mobile Devices.

1.31. “Mobile & Tablet Queries” means Search Queries from Mobile Devices or Tablet Devices.

1.32. “Net Ad Revenues” means, for each of the Advertising Services, for any period during the Term, Ad Revenues for that period minus the Ad Deduction (if any) for that period.

1.33. “Nickname(s)” means the name(s) identifying Company and Company’s Metadata Content to End Users for CSE.

1.34. “Request” means a request from Company or an End User (as applicable) to Google for a Search Results Set and/or an Ad Set (as applicable).

1.35. “Results” means Search Results Sets, Search Results, Ad Sets or Ads.

1.36. “Results Page” means any Site page or any Approved Client Application page that contains any Results.

1.37. “Search Box” means a search box (or other means approved by Google) for the purpose of sending search queries to Google as part of a Request.

1.38. “Search Query” means (a) a text query entered and submitted into a Search Box on the Site or on an Approved Client Application by an End User or (b) an Alternative Search Query.

1.39. “Search Result” means an individual search result provided through the applicable Search Service.

1.40. “Search Results Set” means a set of one or more Search Results.

1.41. “Search Services” means the search services selected on the front pages of this Agreement.

1.42. “Services” means the Advertising Services and/or Search Services (as applicable).

1.43. “Site(s)” means:

(a)     for all Services except AdX,  the Web site(s) located at the URL(s) listed on the front pages of this Agreement, together with the additional URL(s) approved by Google from time to time under subsection 9.3(a) below; and

(b)     for AdX, the Web site(s) or other property(ies) registered with Google in writing or through the AdX user interface, together with the additional property(ies) registered with Google from time to time under subsection 9.3(b) of the Agreement.

1.44. “Tablet Devices” means tablet devices, as determined by Google in its sole discretion consistent with the tablet device definitions used by Google for advertiser reporting, pricing, and feature serving.

1.45. “Tablet AFS Ads” means AFS Ads displayed in response to Search Queries submitted by End Users using Tablet Devices.

2.            Launch, Implementation and Maintenance of Services.

2.1.   Launch.  The parties acknowledge the Company has previously launched the AFS, AFC, and AdX_ Services as of the Effective Date. Company will not launch any implementation of the Services [*****] until Google has approved such implementations in writing (email is sufficient) [*****].

2.2.   Implementation and Maintenance.

(a)     During the Term, Google will make available and Company will implement and maintain each of the Services other than AdX on each of the Sites and Approved Client Applications.  During the Term, Company may implement and maintain the AdX Service on each of the AdX Sites. For clarity, Company may not implement the Services on a property that is not a Site or Approved Client Application.

(b)     Company will ensure that Company, or with respect to AdX, Company Partner:

(i)      is the technical and editorial decision maker in relation to each page, including Results Pages, and each Approved Client Application on which the Services are implemented; and

(ii)     has control over the way in which the Services are implemented on each of those pages and Approved Client Applications.

(c)     Company will ensure that the Services are implemented and maintained in accordance with:

(i)      the applicable Google Branding Guidelines;

(ii)     the applicable Google Program Guidelines;

(iii)    the CSE Branding Guidelines;

(iv)    the AdX Guidelines; and

(v)     Google technical protocols (if any) and any other technical requirements and specifications applicable to the Services that are provided to Company by Google from time to time.

(d)     For each AFS Request, Company will request [*****].

(e)     Company will ensure that: (i) every Search Query generates a Request, (ii) every AFS Request is generated by a Search Query and (iii) every AFS Request contains the Search Query that generated that Request.

(f)     Google will, upon receiving a Request sent in compliance with this Agreement, provide a Search Results Set and/or an Ad Set (as applicable) when available.  Company will then display the Search Results Set and/or Ad Set (as applicable) on the applicable Site

(g)     CSE Authorizations.  Company is responsible for any inquiries from third parties listed in or having rights to the Metadata Content.

(h)     Company will ensure that at all times during the applicable Term, Company or Company Partner:

Confidential material redacted and filed separately with the Securities and Exchange Commission.

(i)      has a clearly labeled and easily accessible privacy policy in place relating to the Site(s) and Approved Client Application(s); and

(ii)     provides the End User with clear and comprehensive information about cookies and other information stored or accessed on the End User’s device in connection with the Services, including information about End Users’ options for cookie management.

(i)      Company will [*****] ensure that an End User gives consent to the storing and accessing of cookies and other information on the End User’s device in connection with the Services where such consent is required by law.

(j)      Company may implement any Alternative Search Queries approved by Google in writing, subject to the terms of this Agreement, including without limitation the Google Program Guidelines, Google technical protocols and any other technical requirements and specifications applicable to the Alternative Search Queries that are provided to Company by Google from time to time.   With [*****] notice, Google may stop returning Ads in response to Alternative Search Queries or require Company to cease or modify the use or implementation of any Alternative Search Queries.  Notwithstanding the Google Program Guideline requirements, Company may implement “Related Searches” (Google-Generated Related Search Terms as described in the Google Program Guidelines, the relevant section of which is currently available at the following URL and may be subject to update from time to time: https://support.google.com/adsense/answer/6069572) on content pages, subject to Google’s above right to stop returning Ads in response to Alternative  Search Queries or require Company to cease or modify their use or implementation of Alternative Search Queries.

2.3.   AdX Account Management.

(a)     In each case solely for the purpose of providing AdX, Company authorizes Google to access, manage, retrieve data from, and analyze data from:

(i)      Client-Managed Accounts (including by automated means); and

(ii)     Company’s AdX account.

(b)     If Company receives any products and services provided by DoubleClick, a division of Google (“DoubleClick,” and such products and services, “DoubleClick Services”), then notwithstanding anything to the contrary in any agreement between DoubleClick and Company for DoubleClick Services (“DoubleClick Agreement”):

(i)      Company authorizes Google to (A) access and manage Company’s accounts for DoubleClick Services and (B) review and analyze the data derived from Company’s use of DoubleClick Services on its own behalf or on behalf of any Company Partners (“DoubleClick Data”), solely for the purpose of optimizing Company’s use of the Services and the DoubleClick Services.

(ii)     Google may use DoubleClick Data to provide its services, but except as set forth in this Agreement or any DoubleClick Agreement, neither DoubleClick nor Google may use or disclose to any third party DoubleClick Data or any of the analyses of DoubleClick Data without Company’s written consent. For purposes of clarification, the authority provided by Company to Google in this Section 2.3(b) will be deemed in addition to all other rights and obligations set forth in this Agreement and any DoubleClick Agreement.

(iii)    The parties acknowledge and agree that the reviews and analyses of DoubleClick Data may include the matching of DoubleClick Data with data derived from the services provided by Google to Company.

Confidential material redacted and filed separately with the Securities and Exchange Commission.

2.4.   Mobile & Tablet Queries for WS and AFS.  Notwithstanding anything to the contrary in this Agreement, Company will not, and will not allow any third party to [*****] (a) directly or indirectly access the WS or AFS Services through any application, plug-in, helper, component or other executable code that runs on an End User’s Mobile Device or Tablet Device; (b) access the WS or AFS Services for Mobile & Tablet Queries obtained as a result of such End Users downloading any application, plug-in, helper, component or other executable code; (c) allow any third party sites or applications to access the WS or AFS Services for Mobile & Tablet Queries; or (d) [*****].

3.   Policy and Compliance Obligations.

3.1.   Policy Obligations. Company will not, and will not [*****] allow any third party to:

(a)     modify, obscure or prevent the display of all, or any part of, any Results, except as permitted under Section 2.2(j);

(b)     edit, filter, truncate, append terms to or otherwise modify any Search Query;

(c)     implement any click tracking or other click monitoring of Results;

(d)     display any Results in pop-ups, exit windows, expanding buttons, animation or other similar methods;

(e)     interfere with the display of or frame any Results Page or any page accessed by clicking on any Results;

(f)     display any content between any Results and any page accessed by clicking on those Results or place any interstitial content immediately before any Results Page containing any Results;

(g)     [*****]

(h)     directly or indirectly, (i) offer incentives to End Users to generate impressions, Requests or clicks on Results, (ii) fraudulently generate impressions, Requests or clicks on Results or (iii) modify impressions, Requests or clicks on Results;

(i)      “crawl”, “spider”, index or in any non-transitory manner store or cache information obtained from the Services (including Results); or

(j)      display on any Site or Approved Client Application, any content that violates or encourages conduct that would violate the Google Program Guidelines, AdX Guidelines, Google technical protocols and any other technical requirements and specifications applicable to the Services that are provided to Company by Google from time to time.

3.2.   Compliance Obligations.  Company will not [*****] allow any use of or access to the Services through any Site or Approved Client Application that is not in compliance with the terms of this Agreement.  Company will [*****] monitor for any such access or use and will, if any such access or use is detected, take all reasonable steps requested by Google to disable this access or use.  If Company is not in compliance with this Agreement at any time, Google may (a) suspend the AdX Service without notice, and (b) with notice to Company, suspend provision of all (or any part of) the other applicable Services until Company implements adequate corrective modifications as reasonably required and determined by Google.

Confidential material redacted and filed separately with the Securities and Exchange Commission.

4.   Conflicting Services.

4.1.   Company will not [*****] implement on [*****] any [*****] service that is the same as or substantially similar in nature to the [*****].

4.2.   If Company implements the [*****], Company will not implement [*****] that is the same as or substantially similar in nature to [*****].

5.   Third Party Advertisements. If for any Search Query, Company requests Equivalent Ads, Company will also request [*****] for that Search Query and will display the AFS Ads on the applicable Results Pages [*****].

6.   AdX Equal Footing.  With respect to advertising impressions not directly sold by Company, Google shall have no less than equal opportunity to compete on any text or display impressions with any other advertising service (including but not limited to auction-based or real time platforms, SSPs and ad networks). Company may not adjust ad server, Ad Sense or AdX settings in order to circumvent this provision.

7.   Approved Client Applications.  Company will, and will ensure that any Approved Client Application(s) will, comply with Google’s Client Application Guidelines, as provided by Google to Company from time to time.  Company will, and will ensure that any Approved Client Application(s) will, comply with Google’s Software Principles located at the following URL: http://www.google.com/about/company/software-principles.html (or a different URL Google may provide to Company from time to time).

8.   Company Partners.  Company is responsible for any use of, or access to, the AdX Service, including Results, by any Company Partner.  Company will not provide Company Partner or any other third party with access to the AdX user interface.  [*****]   If a Company Partner or Company Partner Site is in violation (or if Google [*****] suspects a violation) of this Agreement, then Google may immediately suspend or deactivate that Company Partner Site.

9.   Changes and Modifications.

9.1.   By Google.  If Google modifies the Google Branding Guidelines, Google Program Guidelines, AdX Guidelines, the Google technical protocols or CSE Branding Guidelines and the modification requires action by Company, Company will take the necessary action [*****] Any modifications to the Google Branding Guidelines, Google Program Guidelines, AdX Guidelines or CSE Branding Guidelines will be generally applied to Google’s similarly situated customers in the same region who are using the specific Service impacted by the modification.

9.2.   By Company.

(a)     Company will provide Google with [*****] notice of any change [*****] that could reasonably be expected to affect the delivery or display of any [*****].

9.3.   Site List and Approved Client Application Changes.

(a)     Except for AdX Sites, Company may notify Google from time to time that it wishes to add or remove (i) URL(s) to those comprising the Site(s), or (ii) Client Applications to those comprising the Approved Client Applications, in both cases by sending notice to Google [*****].

(b)     For AdX Sites, Company may notify Google from time to time that it wishes to add or remove property(ies) to or from those comprising the AdX Site(s) by either sending notice to Google or adding or removing the property(ies) through the AdX user interface.

Confidential material redacted and filed separately with the Securities and Exchange Commission.

(c)     If there is a change in control of any Site or Approved Client Application [*****]:

(i)      Company will [*****] provide notice to Google at least 30 days before the change; and

(ii)     unless the entire Agreement is assigned to the third party controlling the Site or Approved Client Application in compliance with Section 18.3 (Assignment) below, from the date of that change in control of the Site or Approved Client Application, that Site or Approved Client Application will be treated as removed from this Agreement.  Company will ensure that from that date, the Services are no longer implemented on that Site.

10. Intellectual Property.  Except to the extent expressly stated otherwise in this Agreement, neither party will acquire any right, title or interest in any Intellectual Property Rights belonging to the other party, or to the other party’s licensors.

11. Brand Features.

11.1. Google grants to Company a non-exclusive and non-sublicensable license during the Term to use the Google Brand Features solely to fulfill Company’s obligations in connection with the Services (except for the AdX Service) in accordance with this Agreement and the Google Branding Guidelines.  Google may revoke this license at any time upon notice to Company.  Any goodwill resulting from the use by Company of the Google Brand Features will belong to Google.

11.2. Company grants to Google a non-exclusive and non-sublicensable license during the Term of use the Companys’ Brand Features solely to fulfill Google’s performance in this Section 11.2 in connection with Google’s inclusion of Company’s Brand Features in customer lists.  Google will provide Company with a sample of this usage if requested by Company. [*****]

11.3. Company grants to Google a limited, nonexclusive license to use, copy, modify, distribute and display the Metadata Content to operate, maintain, evaluate, or improve the Google services   This license may be sublicensed by Google to Google Affiliates and to syndication partners of Google and Google Affiliates.  This Agreement does not grant Company any rights to any content used in connection with the Metadata Content.  Company must own or have the right to use and provide the Metadata Content to Google for use with CSE.  Nothing in this Agreement will restrict Google from using data that is not Metadata Content. that Google obtains from a source other than Company. Except for the license granted under this Section 11.3, Company retains all right, title and interest in and to the Metadata Content. In addition, Company retains all rights to all other content authored or owned by Company, to the extent not otherwise licensed or transferred to Google pursuant to other agreements, to which such Metadata Content is attached or associated.

12.    Payment.

12.1. Company Payments.

(a)     Search Services.  The Search Fees owed to Google under this Agreement will be calculated [*****].

(b)     AdX Service.  Company will pay Google (i) the Transaction Fee for Client-Managed Buyers (listed on the front pages of this Agreement) and (ii) any fees for additional services agreed to by Company through the AdX user interface (together, “AdX Service Fees”).

(c)     [*****].  Google may [*****] payable by Company under this Agreement [*****].

Confidential material redacted and filed separately with the Securities and Exchange Commission.

(d)                     Invoices.  Even if the [*****], Google will invoice (or send a statement of financial activity to) Company for [*****] after the [*****] are incurred.  Company will pay the invoice amount, if any, to Google within [*****] of the date of invoice.

(e)                      Accounting. [*****] during the Term, Google will make available to Company a [*****] from a [*****] covering the [*****] mechanisms [*****] under this Agreement. Company may request a [*****] no more than [*****].

12.2.             Google Payments.

(a)                      For each applicable Advertising Service, Google will pay Company an amount equal to the Revenue Share [*****] attributable to a calendar month. This payment will be made in the month following the calendar month in which the applicable Ads were displayed, provided that with respect to AdX, the amount owed to Company in a given month is above the minimum set forth in the AdX Guidelines.

(b)                     Google’s payments for Advertising Services under this Agreement will be based on Google’s accounting [*****].

12.3.             All Payments.

(a)                      As between Google and Company, Google is responsible for all taxes (if any) associated with the transactions between Google and advertisers in connection with Ads displayed on the Sites or Approved Client Applications.  Company is responsible for all taxes (if any) associated with the Services, other than taxes based on Google’s net income.  All payments to Company from Google in relation to the Services will be treated as inclusive of tax (if applicable) and will not be adjusted.  If Google is obligated to withhold any taxes from its payments to Company, Google will notify Company of this and will make the payments net of the withheld amounts.  Google will provide Company with original or certified copies of tax payments (or other sufficient evidence of tax payments) if any of these payments are made by Google.

(b)                     Except with respect to AdX, all payments due to Google or to Company will be in the currency specified in this Agreement and made by electronic transfer to the account notified to the paying party by the other party for that purpose, and the party receiving payment will be responsible for any bank charges assessed by the recipient’s bank. With respect to AdX, all payments due to Company will be in the currency and form of payment selected by Company from the options provided by Google, and Company will be responsible for any bank charges assessed by Company’s bank.

(c)                      In addition to other rights and remedies Google may have, Google may [*****].  Google may also [*****].

13.                       Warranties; Disclaimers.

13.1.             Warranties.  Each party warrants that (a) it has full power and authority to enter into this Agreement; and (b) entering into or performing under this Agreement will not violate any agreement it has with a third party.

13.2.             Disclaimers.  Except as expressly provided for in this Agreement and to the maximum extent permitted by applicable law, NEITHER PARTY MAKES ANY WARRANTY OF ANY KIND, WHETHER IMPLIED, STATUTORY, OR OTHERWISE AND DISCLAIMS, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.

Confidential material redacted and filed separately with the Securities and Exchange Commission.

14.                       Indemnification.

14.1.             By Company.  Company will indemnify, defend, and hold harmless Google from and against all liabilities, damages, and costs (including settlement costs) arising out of a third party claim: (a) arising from any Company Content, Sites or Company Brand Features; (b) arising from Company’s breach of this Agreement; (c) arising from any Approved Client Applications; (d) arising from any Metadata Content; (e) relating to any use of, or access to, the AdX Service, including Results, by any Company Partner; or (f) brought by any Company Partner against Google relating to the implementation or display of Ads on a Company Partner Site..

14.2.             By Google.

(a)                      Google will indemnify, defend, and hold harmless Company from and against all liabilities, damages, and costs (including settlement costs) arising out of a third party claim: (i) that authorized use of Google’s technology used to provide the Services or any Google Brand Features infringe or misappropriate any copyright, trade secret, trademark or U.S. patent of that third party; or (ii) arising from Google’s breach of this Agreement.

(b)                     For purposes of clarity, Google will not have any obligations or liability under this Section 14 (Indemnification) to the extent arising from [*****].

14.3.             General.  The party seeking indemnification will promptly notify the other party of the claim and cooperate with the other party in defending the claim.  The indemnifying party has full control and authority over the defense, except that any settlement requiring the party seeking indemnification to admit liability or to pay any money will require that party’s prior written consent, such consent not to be unreasonably withheld or delayed.  The other party may join in the defense with its own counsel at its own expense.  [*****]

15.                Limitation of Liability.

15.1.             Limitation.

(a)                      NEITHER PARTY WILL BE LIABLE UNDER THIS AGREEMENT FOR LOST REVENUES OR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES, EVEN IF THE PARTY KNEW OR SHOULD HAVE KNOWN THAT SUCH DAMAGES WERE POSSIBLE AND EVEN IF DIRECT DAMAGES DO NOT SATISFY A REMEDY.

(b)                     NEITHER PARTY WILL BE LIABLE UNDER THIS AGREEMENT FOR [*****].

(c)                      THE LIMITATIONS SET FORTH IN THIS SECTION 15 SHALL NOT APPLY TO ANY UNDISPUTED AMOUNTS DUE UNDER THIS AGREEMENT FROM ONE PARTY TO THE OTHER PARTY.

15.2.             Exceptions to Limitations.  These limitations of liability do not apply to Company’s breach of Section 4 (Conflicting Services), breaches of confidentiality obligations contained in this Agreement, [*****] or indemnification obligations contained in this Agreement.

16.                Confidentiality; Publicity.

16.1.             Confidentiality.  The recipient of any Confidential Information will not disclose that Confidential Information, except to Affiliates, employees, agents or professional advisors who need to know it and [*****].  The recipient will ensure that those people and entities use Confidential Information only to exercise rights and fulfill obligations under this Agreement, while using

Confidential material redacted and filed separately with the Securities and Exchange Commission.

reasonable care to keep the Confidential Information confidential.  The recipient may also disclose Confidential Information when required by law after giving reasonable notice to the discloser, if permitted by law.

16.2.             [*****]

(a)                      [*****]

(b)                     [*****].

16.3.             Publicity.  Neither party may make any public statement regarding this Agreement without the other’s written approval, which approval will not be unreasonably withheld or delayed, except that either party may make public disclosures as required by applicable law.

17.                Term and Termination.

17.1.             Term.  The term of this Agreement is the Term stated on the front pages of this Agreement, unless earlier terminated as provided in this Agreement. At the end of the Term, this Agreement (a) solely as it relates to Services other than AdX, may be renewed only upon a definitive written agreement signed by the parties; and (b) solely as it relates to the AdX Service, will automatically renew for additional one year terms (each, a “AdX Renewal Term”) unless either party notifies the other of its intent not to renew this Agreement at least 30 days prior to the end of the Term or then-current AdX Renewal Term.

17.2.             Termination.

(a)                      Either party may terminate this Agreement with notice if the other party is in material breach of this Agreement:

(i)                        where the breach is incapable of remedy;

(ii)                    where the breach is capable of remedy and the party in breach fails to remedy that breach within 30 days after receiving notice from the other party; or

(iii)                more than twice even if the previous breaches were remedied.

(b)                     Google may, with 30 days prior notice to Company, remove or require Company to remove [*****] from any Site or set of pages on a Site on which [*****].

(c)                      Either party may terminate this Agreement, solely as it relates to the AdX Service, for any or no reason upon 30 days prior notice to the other party.

(d)                     If Google reasonably believes that the traffic generated from Company’s use of CSE, the triggering of Ads by CSE or the query autocomplete feature provided through CSE adversely impacts advertisers or the Services, results in material complaints to Google, or has become detrimental to Google’s CSE business, Google may, respectively, suspend CSE, the triggering of Ads by CSE or Company’s use of the query autocomplete feature, in each case for as long as necessary (in Google’s reasonable discretion) to fix the issue.

(e)                      Google reserves the right to suspend or terminate Company’s use of any Services that are alleged or reasonably believed by Google to infringe or violate a third party right.  If any suspension of a Service under this subsection 17.2(e) continues for more than [*****], Company may immediately terminate this Agreement upon notice to Google.

Confidential material redacted and filed separately with the Securities and Exchange Commission.

(f)                       Google may terminate this Agreement, or the provision of any Service, immediately with notice if pornographic content that is illegal under U.S. law is displayed on any Site or Approved Client Applications.

(g)                      Upon the expiration or termination of this Agreement for any reason:

(i)                        all rights and licenses granted by each party will cease immediately;

(ii)                    if requested, each party will use commercially reasonable efforts to promptly return to the other party, or destroy and certify the destruction of, all Confidential Information disclosed to it by the other party; and

(iii)                any continued use of the Services will be subject to Google’s then standard terms and conditions available at www.google.com/adsense/localized-terms, provided that Google will not be obligated to provide the Services (including Results) to Company or make any payments with respect to Company’s continued use of the Services following expiration or termination.

18.                Miscellaneous.

18.1.             Compliance with Laws.  Each party will comply with all applicable laws, rules, and regulations in fulfilling its obligations under this Agreement.

18.2.             Notices.  All notices of termination or breach must be in writing and addressed to the attention of the other party’s Legal Department and primary point of contact.  The email address for notices being sent to Google’s Legal Department is legal-notices@google.com.  All other notices must be in English, in writing and addressed to the other party’s primary contact.  Notice will be treated as given on receipt, as verified by written or automated receipt or electronic log (as applicable).

18.3.             Assignment.  Neither party may assign any part of this Agreement without the written consent of the other, except to an Affiliate where (a) the assignee has agreed in writing to be bound by the terms of this Agreement; (b) the assigning party remains liable for obligations under the Agreement if the assignee defaults on them; and (c) the assigning party has notified the other party of the assignment.  Any other attempt to assign is void.

18.4.             Change of Control.  Upon the earlier of (a) entering into an agreement providing for a change of control (for example, through a stock purchase or sale, merger, asset sale, liquidation or other similar form of corporate transaction), (b) the board of directors of a party recommending its shareholders approve a change of control, or (c) the occurrence of a change of control (each, a “Change of Control Event”), the party experiencing the Change of Control Event will provide notice to the other party promptly, but no later than 3 days, after the occurrence of the Change of Control Event.  The other party may terminate this Agreement by sending notice to the party experiencing the Change of Control Event and the termination will be effective upon the earlier of delivery of the termination notice or 3 days after the occurrence of the Change of Control Event.

18.5.             Governing Law.  ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SERVICES WILL BE GOVERNED BY CALIFORNIA LAW, EXCLUDING CALIFORNIA’S CONFLICT OF LAW RULES, AND WILL BE LITIGATED EXCLUSIVELY IN THE FEDERAL OR STATE COURTS OF SANTA CLARA COUNTY, CALIFORNIA, USA.  THE PARTIES CONSENT TO PERSONAL JURISDICTION IN THOSE COURTS.

18.6.             Equitable Relief.  Nothing in this Agreement will limit either party’s ability to seek equitable relief; except that Company will not seek, in a proceeding filed during the Term or for one year after the Term, an injunction or an exclusion order of any of the Services or any portion of the Services based on patent infringement.

18.7.             Entire Agreement; Amendments.  This Agreement sets out all terms agreed between the parties and supersedes all other agreements between the parties relating to its subject matter.  In entering into this Agreement, neither party has relied on, and neither party will have any right or remedy based on, any statement, representation or warranty (whether made negligently or innocently), except those expressly set out in this Agreement.  Any amendment must be in writing, signed (including by electronic signature) by both parties, and expressly state that it is amending this Agreement.

18.8.             No Waiver.  Neither party will be treated as having waived any rights by not exercising (or delaying the exercise of) any rights under this Agreement.

18.9.             Severability.  If any term (or part of a term) of this Agreement is invalid, illegal or unenforceable, the rest of the Agreement will remain in effect.

18.10.     Survival.  The following sections of this Agreement will survive any expiration or termination of this Agreement: 10 (Intellectual Property), 11.3, 14 (Indemnification), 15 (Limitation of Liability), 16 (Confidentiality; Publicity) and 18 (Miscellaneous).

18.11.     No Agency.  This Agreement does not create an agency, partnership, or joint venture between the parties.

18.12.     No Third Party Beneficiaries.  This Agreement does not confer any benefits on any third party unless it expressly states that it does.

18.13.     Force Majeure.  Neither party will be liable for failure or delay in performance to the extent caused by circumstances beyond its reasonable control.

18.14.     Counterparts.  The parties may execute this Agreement in counterparts, including facsimile, PDF or other electronic copies, which taken together will constitute one instrument.

Signed:

Google	Company
By: /s/ Omid Kordestani	By: /s/ Mel Tang
Print Name: Omid Kordestani	Print Name: Mel Tang
Title: Authorized Signatory	Title: CFO
Date: 2014.11.04	Date: 11/3/2014

EXHIBIT A

AFS Revenue Share Percentage

[*****]

[*****]

[*****]

[*****]

[*****]

Confidential material redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT B

AFC Revenue Share Percentage

[*****]

[*****]

[*****]

Confidential material redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT C

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

Confidential material redacted and filed separately with the Securities and Exchange Commission.